MPR LISTED NYSE

MET PRO CORPORATION

15th Annual Emerald Groundhog Day Investment Forum

Raymond J. De Hont

Chairman, CEO and President

February 7, 2008

www.met-pro.com

MPR LISTED NYSE

MET PRO CORPORATION

U.S. SECURITIES AND EXCHANGE COMMISSION

MCMXXXIV

www.met-pro.com

This presentation includes forward-looking statements
which reflect the Company’s current views with respect
to future events and financial performance, but involve
uncertainties that could significantly impact results. The
Private Securities Litigation Reform Act of 1995 provides
a “safe harbor” for such forward-looking statements.

MPR LISTED NYSE

MET PRO CORPORATION

www.met-pro.com

Company Profile
▪ Leading niche-oriented global provider of:
 – Product recovery and pollution control
 products and services
 – Fluid handling products and services
▪ Diversified portfolio of global businesses
 and product lines
▪ Track record of strong financial performance over
 41 year operating history
▪ Strong drivers of organic growth

Investment Highlights
▪ High margin business with 40% recurring parts and
 consumables sales
▪ Strong growth and margin improvement opportunities:
 – Expanding global presence - 14 facilities worldwide
 including China, France, and Netherlands
 – Gross margin improvement
 – Leverage fixed operating cost structure
 – Disciplined strategic acquisitions
▪ Experienced management team/strong independent
 Board of Directors
▪ Strong balance sheet
▪ 33 consecutive years of dividends

MPR LISTED NYSE
MET PRO CORPORATION

www.met-pro.com

Business Segments
Product Recovery/
Pollution Control Technologies
(52% of MPR Revenues)
Filtration/Purification Technologies
(22% of MPR revenues)
Fluid Handling Technologies
(26% of MPR revenues)
Synergistic operations:
✓ Shared management
✓ Joint customer outreach
✓ Integrated products
✓ Solutions provider
✓ Ability to leverage
 distribution channel

MPR LISTED NYSE

MET PRO CORPORATION

Pollution Control/ Product Recovery Technologies	
Fluid Handling Technologies	Dean Pump Fybroc Sethco
Filtration/ Purification Technologies	Keystone Filter Mefiag Pristine Water Solutions Inc.

www.met-pro.com

Business Units
Date
Acquired
Centrifugal metal pumps for chemical, petrochemical,
hot oil and hot water applications with temperatures
up to 850° F
Thermoset fiberglass reinforced plastic (“FRP”)
centrifugal pumps with flows up to 5,000 GPM
Thermoplastic pumps with flows up to 250 GPM
Chemical and biological odor control systems, fume
and gas scrubbers, air strippers and fans
Pulse-jet fabric filters, cartridge collectors
and cyclones
Patented Tri-Stack™ mixed flow fans for laboratory
fume hood exhaust systems
Catalytic, thermal and regenerative thermal oxidation
systems
Duall
Flex-Kleen
Strobic Air
Systems
Business Unit
Description
1988
1998
1996
1966
1984

1971
1971
Custom pleating, filters, cartridges and filter housings
Horizontal disc, cartridge, bag, carbon and oil
absorbing filters
Proprietary chemicals for treatment of municipal,
industrial and commercial water systems
1971

1971
2002
1993

No One Customer Accounts for More Than 10% of Met-Pro's Business

www.met-pro.com

Customers & Major Markets
▪ Over 8,000 active customers
 – Large cross-section of industries
 including Fortune 1000 companies
▪ Major markets include
 – Pharmaceutical
 – Chemical/petrochemical
 – Food processing
 – Metal finishing
 – Saltwater aquariums
 – Refinery
 – Semiconductor/electronics
 – Municipalities
 – Universities
 – Hospitals/public health
 – Government facilities

MPR LISTED NYSE

MET PRO CORPORATION

AroBIOS

www.met-pro.com

Products from Single Units…
Mefiag Filter System
Flex-Kleen Pulse-Jet
Cartridge Dust Collector
Fybroc FRP Pumps
Strobic Air Patented
Tri-Stack™ Fan
Dean
Metallic Pumps
Sethco
Thermoplastic
Pumps
Keystone
Custom Filter
Cartridges
Duall AroBIOS™ Bioscrubber
Pristine Water
Treatment
Chemicals

MPR LISTED NYSE
MET PRO CORPORATION

www.met-pro.com

…to Large, Complex Projects
Dean High
Temperature Pumps
Fybroc FRP Pumps
Mefiag Filter Systems
Duall Multi Component
Hot Gas Scrubber System
Flex-Kleen
Bag Houses
Systems Rotary
Concentrator and
Recuperative
Thermal Oxidizer
Strobic Air Patented
Tri-Stack™ Fans

Growth Strategies
▪ Increase penetration in existing markets
 through cross-selling
▪ Expand geographic reach
▪ Globally penetrate new markets
▪ New product development
▪ Strategic acquisitions and technology
 licensing agreements
▪ Global sourcing
▪ Strong customer focus

Growth Drivers
▪ Favorable regulatory environment
▪ Worldwide industrialization in
 emerging markets
▪ Reduction of energy consumption
▪ Upgrade and retro-fit opportunities
▪ End market expansion
▪ Growing brand awareness worldwide
▪ Process control and protection of
 downstream equipment
▪ Performance improvement

MPR LISTED NYSE
MET PRO CORPORATION

1% of Margin Equals
$1 Million of Operating Income

www.met-pro.com

Margin Improvement Strategies
▪ Expand operating margin through:
 – Pricing power
 – Single source solutions
 – Centralize purchasing function
 • Global sourcing
 • Volume discounts
 – Consolidation
 – Improved project execution
 – Leverage operating expenses
 – Higher margin international sales

Competitive Environment
▪ No single competitor across full range of products
▪ Fragmented competition:
 – Large competitors with limited focus on our niches
 – Small competitors with limited products and services,
 geographic coverage, and financial strength
▪ Met-Pro outsourcing strategy minimizes growth constraints, improves ability to serve customers in their local markets
▪ Met-Pro recognized as one of top suppliers in the niches
 in which we compete
▪ Diversity of products and knowledge of market niches

MPR LISTED NYSE

MET PRO CORPORATION

Financial Review

www.met-pro.com

Restatement of Prior Period
Financial Statements
▪ Announced January 23, 2008
▪ Premature recognition of revenue and net income
 due to actions of a non-officer sales employee
▪ Impacts FYE January 31, 2007 and interim periods
 ended April, July, and October 2007
▪ Impacts sales, net income, and backlog
▪ Updated 10-K and 10-Q’s expected to be filed
 within the next two weeks

MPR LISTED NYSE

MET PRO CORPORATION

www.met-pro.com

Financial Impact
($mil, except DEPS amounts)	FY 2007	Q1 2008	Q2 2008	Q3 2008
DEPS, as reported	$0.47	$0.25	$0.17	$0.18
DEPS, amended*	$0.46	$0.24	$0.13	$0.20
Change	($0.01)	($0.01)	($0.04)	+$0.02

Revenue, as reported	$91.4	$21.9	$27.6	$28.1
Revenue, amended*	$90.6	$20.8	$25.2	$29.0
Change	($0.8)	($1.1)	($2.4)	+$0.9

Backlog, as reported	$28.6	$30.0	$26.5	$20.6
Backlog, amended*	$29.5	$31.9	$30.8	$22.1
Change	+$0.9	+$1.9	+$4.3	+$1.5
* Per January 23, 2008 8-K filing

MPR LISTED NYSE

MET PRO CORPORATION

www.met-pro.com

Strong Balance Sheet
$16.5 million
4.3 million
$20.8 million
Cash on Hand
Long-Term Debt
Cash, Net of Debt
$

MPR LISTED NYSE

$0.20
$0.15
$0.10
$0.05
$0.00
Dollars
2003
2004
2005
2006
2007
2008

www.met-pro.com

Strong Dividend History
▪ 4-for-3 stock split distributed November 14, 2007
▪ 8.6% dividend increase announced on October 18, 2007
▪ Quarterly dividend = 5.50 cents per share
▪ Current yield = 2.1%
▪ Dividend paid for 33 consecutive years
$0.146
$0.155
$0.166
$0.178
$0.191
$0.207

Why Invest in Met-Pro Today?
✓High margin business
✓Recurring revenue
✓Strong growth drivers for revenue and margins
✓Experienced management team
✓Strong independent Board of Directors
✓Solid balance sheet
✓Dividends paid for thirty-three consecutive years

MPR LISTED NYSE
MET PRO CORPORATION

Thank You!

Additional Questions, Please Contact:

Raymond J. De Hont
Chairman, CEO and President
215-723-6751, ext. 200
rdehont@met-pro.com

Gary J. Morgan
Chief Financial Officer
215-723-6751, ext. 204
gmorgan@met-pro.com

www.met-pro.com